UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                             October 4, 2005
Date of Report   (Date of earliest event reported)

      The Hershey Company
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN REPORT

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        In a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2005, The Hershey Company (the “Company”) reported that Alfred F. Kelly, Jr. had been elected to its board of directors effective August 11, 2005. The Company further reported that Mr. Kelly had not yet been appointed to any of its board committees.

        The Company is filing this Amendment No. 1 to the Form 8-K filed August 16, 2005 to report the appointment of Mr. Kelly to serve on the Audit Committee and the Committee on Directors and Corporate Governance of its board of directors, effective October 4, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 5, 2005

                 THE HERSHEY COMPANY

By:     /s/David J. West
David J. West
              Senior Vice President,
               Chief Financial Officer

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